                                                                      Exhibit 24


                                POWER OF ATTORNEY

         The undersigned director or executive officer of PXRE Group Ltd., hereby severally constitutes Gerald L. Radke and John M. Modin, and each of them singly, the undersigned's true and lawful attorneys with full power to them and each of them to sign for the undersigned, and in the undersigned's name in the capacities indicated below, any and all amendments to the Annual Report on Form 10-K filed with the Securities and Exchange Commission, hereby ratifying and confirming the undersigned's signature as it may be signed by the undersigned's said attorneys to any and all amendments to said Annual Report on Form 10-K.


                                              By: /s/ F. Sedgwick Browne
                                                  -----------------------
                                                  F. Sedgwick Browne
                                                  Director

                                              Date: March 19, 2003

                                                                      Exhibit 24


                                POWER OF ATTORNEY

         The undersigned director or executive officer of PXRE Group Ltd., hereby severally constitutes Gerald L. Radke and John M. Modin, and each of them singly, the undersigned's true and lawful attorneys with full power to them and each of them to sign for the undersigned, and in the undersigned's name in the capacities indicated below, any and all amendments to the Annual Report on Form 10-K filed with the Securities and Exchange Commission, hereby ratifying and confirming the undersigned's signature as it may be signed by the undersigned's said attorneys to any and all amendments to said Annual Report on Form 10-K.


                                                 By: /s/ Robert W. Fiondella
                                                     -----------------------
                                                     Robert W. Fiondella
                                                     Director

                                                  Date: March 19, 2003

                                                                      Exhibit 24


                                POWER OF ATTORNEY

         The undersigned director or executive officer of PXRE Group Ltd., hereby severally constitutes Gerald L. Radke and John M. Modin, and each of them singly, the undersigned's true and lawful attorneys with full power to them and each of them to sign for the undersigned, and in the undersigned's name in the capacities indicated below, any and all amendments to the Annual Report on Form 10-K filed with the Securities and Exchange Commission, hereby ratifying and confirming the undersigned's signature as it may be signed by the undersigned's said attorneys to any and all amendments to said Annual Report on Form 10-K.


                                               By:/s/ Halbert D. Lindquist
                                                   -----------------------
                                                   Halbert D. Lindquist
                                                   Director

                                               Date: March 19, 2003

                                                                      Exhibit 24


                                POWER OF ATTORNEY

         The undersigned director or executive officer of PXRE Group Ltd., hereby severally constitutes Gerald L. Radke and John M. Modin, and each of them singly, the undersigned's true and lawful attorneys with full power to them and each of them to sign for the undersigned, and in the undersigned's name in the capacities indicated below, any and all amendments to the Annual Report on Form 10-K filed with the Securities and Exchange Commission, hereby ratifying and confirming the undersigned's signature as it may be signed by the undersigned's said attorneys to any and all amendments to said Annual Report on Form 10-K.


                                             By: /s/ Bradley E. Cooper
                                                 -----------------------
                                                 Bradley E. Cooper
                                                 Director

                                             Date: March 19, 2003

                                                                      Exhibit 24


                                POWER OF ATTORNEY

         The undersigned director or executive officer of PXRE Group Ltd., hereby severally constitutes Gerald L. Radke and John M. Modin, and each of them singly, the undersigned's true and lawful attorneys with full power to them and each of them to sign for the undersigned, and in the undersigned's name in the capacities indicated below, any and all amendments to the Annual Report on Form 10-K filed with the Securities and Exchange Commission, hereby ratifying and confirming the undersigned's signature as it may be signed by the undersigned's said attorneys to any and all amendments to said Annual Report on Form 10-K.


                                              By: /s/ Craig A. Huff
                                                  -----------------------
                                                   Craig A. Huff
                                                   Director

                                              Date: March 19, 2003

                                                                      Exhibit 24


                                POWER OF ATTORNEY

         The undersigned director or executive officer of PXRE Group Ltd., hereby severally constitutes Gerald L. Radke and John M. Modin, and each of them singly, the undersigned's true and lawful attorneys with full power to them and each of them to sign for the undersigned, and in the undersigned's name in the capacities indicated below, any and all amendments to the Annual Report on Form 10-K filed with the Securities and Exchange Commission, hereby ratifying and confirming the undersigned's signature as it may be signed by the undersigned's said attorneys to any and all amendments to said Annual Report on Form 10-K.


                                                   By:/s/ Franklin D. Haftl
                                                      -----------------------
                                                       Franklin D. Haftl
                                                       Director

                                                   Date: March 19, 2003

                                                                      Exhibit 24


                                POWER OF ATTORNEY

         The undersigned director or executive officer of PXRE Group Ltd., hereby severally constitutes Gerald L. Radke and John M. Modin, and each of them singly, the undersigned's true and lawful attorneys with full power to them and each of them to sign for the undersigned, and in the undersigned's name in the capacities indicated below, any and all amendments to the Annual Report on Form 10-K filed with the Securities and Exchange Commission, hereby ratifying and confirming the undersigned's signature as it may be signed by the undersigned's said attorneys to any and all amendments to said Annual Report on Form 10-K.


                                               By:/s/ Wendy Luscombe
                                                  -----------------------
                                                   Wendy Luscombe
                                                   Director

                                               Date: March 19, 2003

                                                                      Exhibit 24


                                POWER OF ATTORNEY

         The undersigned director or executive officer of PXRE Group Ltd., hereby severally constitutes Gerald L. Radke and John M. Modin, and each of them singly, the undersigned's true and lawful attorneys with full power to them and each of them to sign for the undersigned, and in the undersigned's name in the capacities indicated below, any and all amendments to the Annual Report on Form 10-K filed with the Securities and Exchange Commission, hereby ratifying and confirming the undersigned's signature as it may be signed by the undersigned's said attorneys to any and all amendments to said Annual Report on Form 10-K.


                                              By: /s/ Philip R. McLoughlin
                                                  -----------------------
                                                  Philip R. McLoughlin
                                                  Director

                                              Date: March 19, 2003

                                                                      Exhibit 24


                                POWER OF ATTORNEY

         The undersigned director or executive officer of PXRE Group Ltd., hereby severally constitutes Gerald L. Radke and John M. Modin, and each of them singly, the undersigned's true and lawful attorneys with full power to them and each of them to sign for the undersigned, and in the undersigned's name in the capacities indicated below, any and all amendments to the Annual Report on Form 10-K filed with the Securities and Exchange Commission, hereby ratifying and confirming the undersigned's signature as it may be signed by the undersigned's said attorneys to any and all amendments to said Annual Report on Form 10-K.

                                               By: /s/ Susan S. Fleming
                                                  -----------------------
                                                  Susan S. Fleming
                                                  Director

                                               Date: March 19, 2003

                                                                      Exhibit 24


                                POWER OF ATTORNEY

         The undersigned director or executive officer of PXRE Group Ltd., hereby severally constitutes Gerald L. Radke and John M. Modin, and each of them singly, the undersigned's true and lawful attorneys with full power to them and each of them to sign for the undersigned, and in the undersigned's name in the capacities indicated below, any and all amendments to the Annual Report on Form 10-K filed with the Securities and Exchange Commission, hereby ratifying and confirming the undersigned's signature as it may be signed by the undersigned's said attorneys to any and all amendments to said Annual Report on Form 10-K.

                                             By: /s/ Robert M. Stavis
                                                 -----------------------
                                                 Robert M. Stavis
                                                 Director

                                             Date: March 19, 2003